Updating Summary Prospectus
Dated: May 1, 2024
Accumulator Variable Universal Life
Issued By: Symetra Life Insurance Company

The prospectus for the Accumulator Variable Universal Life contains more information about the Policy, including its features, benefits, and risks. You can find the current prospectus and other information about Accumulator Variable Universal Life online at www.symetra.com/regulatoryreports. You can also obtain this information at no cost by calling 1-800-796-3872 or by sending an email request to regulatoryreports@symetra.com.

Additional general information about certain investment products, including variable life insurance policies has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The Accumulator Variable Universal Life Prospectus and Statement of Additional Information dated May 1, 2024, as supplemented, are incorporated herein by reference.

UPDATED INFORMATION ABOUT YOUR POLICY
The information in this Updating Summary Prospectus is a summary of certain Policy features that have changed since the May 1, 2023 Prospectus. This may not reflect all of the changes that have occurred since you entered into your Accumulator Variable Universal Life Policy.

•Effective October 3, 2023, the “Suicide Exclusion” provision was updated to reflect that the two year exclusion period may be shorter if required by state law. See the Statement of Additional Information found at www.symetra.com/regulatoryreports.

KEY INFORMATION

Important information You should consider about the Policy.

FEES AND EXPENSES
Charges for Early Withdrawals
We will deduct a surrender charge if You surrender Your Policy during the first nine (9) Policy Years. The surrender charge is assessed per $1,000 of Initial Specified Amount. The maximum surrender charge is $57.96 per $1,000 of Initial Specified Amount. If You surrender Your Policy during the first nine (9) Policy Years, You could pay a surrender charge of up to $5,796 on a $100,000 Initial Specified Amount.

Upon each withdrawal, We may charge a $25.00 Withdrawal Processing Fee. This charge is currently waived.

For more information, see SURRENDER CHARGE.

Transaction Charges	In addition to surrender charges, You may also be charged for other transactions.

A Premium Charge will apply to each Premium made to Your Policy.

A Transfer Processing Fee of $25 may apply upon each transfer in excess of 24 transfers in a Policy Year. This charge is currently waived.

For more information, see CHARGES AND FEES.

1	Table of Contents - Statutory Prospectus

FEES AND EXPENSES
Ongoing Fees and Expenses (annual charges)
In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and the cost of optional benefits available under the Policy. These fees and expenses are set based on characteristics of the insured such as Attained Age, Issue Age, Risk Class of the Insured, and if permitted by state law, sex. Interest on any Policy loans is not reflected. You should view the Policy specifications page of Your Policy for rates applicable to Your Policy.

You will also bear expenses associated with the Funds made available under the Policy. For the fiscal year ended December 31, 2023, the minimum and maximum total operating expenses were as follows:

	Annual Fees	Minimum Maximum
	Fund Fees and Expenses	0.10% 0.34%
For more information, see CHARGES AND FEES.

RISKS
Risk of Loss	You may lose money by investing in the Policy. For more information see PRINCIPAL RISKS OF INVESTING IN THE POLICY.
Not a Short-Term Investment	The Policy is not suitable as a short-term savings vehicle and, therefore, may not be the right kind of policy if You plan to withdraw money or surrender the Policy for short term needs. You may pay substantial charges if You surrender Your Policy. For more information see PRINCIPAL RISKS OF INVESTING IN THE POLICY.

Risks Associated with Investment Options	Investment in the Policy is subject to the risk of poor investment performance of the Funds and can vary depending on the performance of the Funds available under the Policy. Each Fund and the Fixed Account has its own unique risk. You should review these investment options before making an investment decision. For more information see PRINCIPAL RISKS OF INVESTING IN THE POLICY.

Insurance Company Risks	Investment in the Policy is subject to the risks related to Symetra Life. Any obligations, including obligations related to the Fixed Account, guarantees and benefits provided for under the Policy are subject to Our financial strength and claims paying ability. More information about Us, including Our financial strength ratings, is available upon request by calling 1-800-796-3872, or visiting Us at www.symetra.com/regulatoryreports. For more information, see THE GENERAL ACCOUNT.

Policy Lapse	The Policy will Lapse if the Net Surrender Value is not sufficient to cover the Monthly Deduction due and the Policy is not in a No Lapse Guarantee Period. This could happen due to poor Subaccount investment performance, withdrawals, and unpaid loans and loan interest. The Death Benefit will not be paid if a Policy Lapses.

We will reinstate a Lapsed Policy only if our requirements for reinstatement are satisfied, including as to continued insurability of the Insured Person, and You will incur costs in connection with any reinstatement.

For more information, see POLICY LAPSE AND REINSTATEMENT.

RESTRICTIONS
Investments	You may allocate amounts under the Policy to one or more of the Subaccounts and to the Fixed Account.

We reserve the right to add, combine, restrict, or remove any Subaccount as an investment option under Your Policy. We further reserve the right to restrict or remove the Fixed Account as an investment option available under the Policy.

For more information, see THE FUNDS.

2	Table of Contents - Statutory Prospectus

RESTRICTIONS
Optional Benefits
Accelerated Death Benefit for Chronic Illness Rider
This rider may not be exercised if You have exercised the Accelerated Death Benefit for Terminal Illness Rider.We may modify or stop offering this rider at any time.

Accelerated Death Benefit for Chronic Illness Plus Rider
This rider may not be exercised if You have exercised the Accelerated Death Benefit for Terminal Illness Rider. We may modify or stop offering this rider at any time.

Accelerated Death Benefit for Terminal Illness Rider
This rider may not be exercised if You have exercised the Accelerated Death Benefit for Chronic Illness or the Accelerated Death Benefit for Chronic Illness Plus Rider. We may modify or stop offering this rider at any time.

Overloan Lapse Protection Rider
This rider is only exercisable after Attained Age 75 and once the Policy has been in force for 15 completed Policy Years. Your Policy must utilize the Guideline Premium Test for Life Insurance and cannot be a Modified Endowment Contract at the time of exercise. Once exercised, Your Variable Policy Value will be transferred to the Fixed Account. We may modify or stop offering this rider at any time.

Waiver of Monthly Deductions Rider
This rider is only available if total disability, as defined in the rider, begins prior to Attained Age 65 and has existed continuously for at least 6 months. We may modify or stop offering this rider at any time.

For more information, see OTHER BENEFITS AVAILABLE UNDER THE POLICY.

TAXES
Tax Implications	You should consult a competent tax professional before purchasing the Policy to determine the tax implications of an investment in the Policy.

Withdrawals may be subject to ordinary income tax and may be subject to additional taxes.

Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.

For more information, see TAXES.
CONFLICTS ON INTEREST
Investment Professional Compensation	Investment professionals who solicit sales of the policies receive a portion of the commission payable to the broker-dealer firm, depending on the agreement between the broker-dealer and the investment professional. We pay commissions as a percentage of premiums invested in the Policy.

An investment professional may receive different compensation for selling different investment products and may have a financial incentive to offer or recommend the Policy over another investment product.

For more information, see DISTRIBUTION.
Exchanges	An investment professional may have a financial incentive to offer You a new policy in the place of a policy You already own.

You should not exchange this Policy for a new one unless You determine, after comparing the features fees and risks of both policies, that the exchange is preferable for You.

For more information, see DISTRIBUTION.

EDGAR Contract Identifier: C000229499

3	Table of Contents - Statutory Prospectus

APPENDIX: FUNDS AVAILABLE UNDER THE POLICY

The following is a list of Funds available under the Policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.symetra.com/regulatoryreports. You can also request this information at no cost by calling Us at 1-800-796-3872 or by sending an email request to regulatoryreports@symetra.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that Your Policy charges. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

TYPE	FUND NAME AND ADVISOR	CURRENT EXPENSES (As of 12/31/2023)	AVERAGE ANNUAL TOTAL RETURN (As of 12/31/2023)
			1 Year	5 Year	10 Year
U.S. Equity	American Funds IS® Growth Fund - Class 1Capital Research and Management Company	0.34%	38.81%	18.97%	14.64%
Taxable Bond	DFA VIT Inflation - Protected Securities Portfolio Dimensional Fund Advisors, LP	0.11%	4.02%	3.10%	NA
U.S. Equity	Fidelity® VIP Extended Market Index Portfolio - Initial Class FMR UK, FMR HK and FMR Japan serve as sub-advisers for the fund. Fidelity Management & Research Company (FMR) is the fund's Investment Advisor. (*)	0.13%	17.44%	11.31%	NA
U.S. Equity	Fidelity® VIP Index 500 Portfolio - Initial Class Fidelity Management & Research Company (FMR) is the fund's Investment Advisor. Geode serves as sub-adviser for the fund. (*)	0.10%	26.19%	15.56%	11.92%
Money Market	Goldman Sachs VIT Government Money Market Institutional Class Goldman Sachs Asset Management, L.P.	0.18%	5.05%	1.82%	1.19%
Asset Allocation	Vanguard VIF - Balanced Portfolio Wellington Management Company, LLP	0.21%	14.33%	9.59%	7.89%
Asset Allocation	Vanguard VIF - Conservative Allocation Portfolio The Vanguard Group, Inc.	0.13%	12.51%	5.60%	4.84%
U.S. Equity	Vanguard VIF - Diversified Value Portfolio Lazard Asset Management LLC (Lazard) and Hotchkis and Wiley Capital Management, LLC The Vanguard Group, Inc.	0.29%	20.13%	14.28%	9.27%
Taxable Bond	Vanguard VIF - High Yield Bond Portfolio Wellington Management Company, LLP	0.24%	11.66%	5.13%	4.34%
U.S. Equity	Vanguard VIF - Mid-Cap Index Portfolio The Vanguard Group, Inc.	0.17%	15.83%	12.56%	9.27%
Taxable Bond	Vanguard VIF - Total Bond Market Index Portfolio The Vanguard Group, Inc.	0.14%	(5.58)%	1.04%	1.71%
International Equity	Vanguard VIF -Total International Stock Market Index Portfolio The Vanguard Group, Inc.	0.11%	15.54%	7.31%	NA
U.S. Equity	Vanguard VIF - Total Stock Market Index Portfolio The Vanguard Group, Inc.	0.13%	25.95%	14.93%	11.29%
We do not guarantee that each Fund will always be available for investment through the Policy.

* Fidelity and the Fidelity Investments Logo are registered service marks of FMR LLC.  Used with permission.

A-1
Table of Contents Statutory Prospectus